EXHIBIT 10.2
REGISTRATION RIGHTS AGREEMENT
by and among
Brigham Exploration Company
Brigham, Inc.
Brigham Oil & Gas, L.P.
and
Banc of America Securities LLC
Credit Suisse Securities (USA) LLC
Greenwich Capital Markets, Inc.
BNP Paribas Securities Corp.
Hibernia South Coast Capital, Inc.
Natexis Bleichroeder, Inc.
Dated as of April 20, 2006

REGISTRATION RIGHTS AGREEMENT
     This Registration Rights Agreement (this “Agreement”) is made and entered into as of April 20, 2006, by and among Brigham Exploration Company, a Delaware corporation (the “Company”), Brigham, Inc., a Nevada corporation and Brigham Oil & Gas, L.P., a Delaware limited partnership (collectively, with Brigham, Inc., the “Guarantors”), and Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc., BNP Paribas Securities Corp., Hibernia South Coast Capital, Inc. and Natexis Bleichroeder, Inc. (collectively, the “Initial Purchasers”), each of whom has agreed to purchase the Company’s 9⅝% Senior Notes due 2014 (the “Initial Notes”) fully and unconditionally guaranteed by the Guarantors (the “Guarantees”) pursuant to the Purchase Agreement (as defined below). The Initial Notes and the Guarantees attached thereto are herein collectively referred to as the “Initial Securities.”
     This Agreement is made pursuant to the Purchase Agreement, dated April 12, 2006 (the “Purchase Agreement”), among the Company, the Guarantors and the Initial Purchasers (i) for the benefit of the Initial Purchasers and (ii) for the benefit of the holders from time to time of the Initial Securities, including the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Initial Securities, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 5(h) of the Purchase Agreement.
     The parties hereby agree as follows:
     Section 1. Definitions. In addition to other terms defined herein, as used in this Agreement, the following capitalized terms shall have the following meanings:
     Additional Interest Payment Date: With respect to the Initial Securities, each Interest Payment Date.
     Broker-Dealer: Any broker or dealer registered under the Exchange Act.
     Business Day: Any day other than a Saturday, Sunday or U.S. federal holiday or a day on which banking institutions or trust companies located in New York, New York are authorized or obligated to be closed.
     Closing Date: The date of this Agreement.
     Commission: The Securities and Exchange Commission.
     Company: As defined in the preamble hereto.
     Consummate: A registered Exchange Offer shall be deemed “Consummated” for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Securities Act of the Exchange Offer Registration Statement relating to the Exchange Securities to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof, and (iii) the delivery by the Company to the Registrar under the Indenture of Exchange Securities in the same aggregate principal amount as the aggregate principal amount of Initial Securities that were tendered by Holders thereof pursuant to the Exchange Offer.
     Effectiveness Target Date: As defined in Section 5 hereof.
     Exchange Act: The Securities Exchange Act of 1934, as amended.
     Exchange Offer: The registration by the Company under the Securities Act of the Exchange Securities pursuant to a Registration Statement pursuant to which the Company offers the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for Exchange Securities in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders.
     Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus.
     Exempt Resales: The transactions in which the Initial Purchasers propose to sell the Initial Securities to certain “qualified institutional buyers,” as such term is defined in Rule 144A under the Securities Act and to certain non-U.S. persons pursuant to Regulation S under the Securities Act.
     Exchange Securities: The 9⅝% Senior Notes due 2014, of the same series under the Indenture as the Initial Securities, to be issued to Holders in exchange for Transfer Restricted Securities pursuant to this Agreement.
     Guarantees: As defined in the preamble hereto.
     Guarantors: As defined in the preamble hereto.
     Holders: As defined in Section 2(b) hereof.
     Indemnified Holder: As defined in Section 9(a) hereof.
     Indenture: The Indenture, dated as of April 20, 2006, by and among the Company, the Guarantors and Wells Fargo Bank, N.A., as trustee (the “Trustee”), pursuant to which the Securities are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.
     Initial Purchasers: As defined in the preamble hereto.
     Initial Notes: As defined in the preamble hereto.
     Initial Placement: The issuance and sale by the Company of the Initial Securities to the Initial Purchasers pursuant to the Purchase Agreement.

     Initial Securities: As defined in the preamble hereto.
     Interest Payment Date: As defined in the Indenture and the Securities.
     Issuer Free Writing Prospectus: As defined in Section 4(c) hereof.
     Market-Maker: As defined in Section 6 hereof.
     Market-Maker’s Information: As defined in Section 6 hereof.
     Market-Making Registration: As defined in Section 6 hereof.
     Market-Making Registration Statement: As defined in Section 6 hereof.
     NASD: NASD Inc.
     Person: An individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.
     Prospectus: The prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.
     Registration Default: As defined in Section 5 hereof.
     Registration Statement: Any registration statement of the Company relating to (a) an offering of Exchange Securities pursuant to an Exchange Offer, (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, or (c) the Market-Making Registration, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein. Notwithstanding the foregoing, solely for purposes of Section 7(c) hereof, the Market Making Registration Statement is excluded from this definition of “Registration Statement.”
     Rule 430B Information: Any information included in a Prospectus that was omitted from the Registration Statement at the time it became effective but that is deemed to be part of and included in such Registration Statement pursuant to Rule 430B under the 1933 Act.
     Securities: The Initial Securities and the Exchange Securities.
     Securities Act: The Securities Act of 1933, as amended.
     Shelf Filing Deadline: As defined in Section 4(a) hereof.
     Shelf Registration Statement: As defined in Section 4(a) hereof.
     Trust Indenture Act: The Trust Indenture Act of 1939, as amended.

     Transfer Restricted Securities: Each Initial Security, until the earliest to occur of (a) the date on which such Initial Security is exchanged in the Exchange Offer for an Exchange Security entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Securities Act, (b) the date on which such Initial Security has been effectively registered under the Securities Act and disposed of in accordance with a Shelf Registration Statement, (c) the date on which such Initial Security is distributed to the public pursuant to Rule 144 under the Securities Act or by a Broker-Dealer pursuant to the “Plan of Distribution” contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein), and (d) the date on which such Initial Security may be resold without restriction pursuant to Rule 144(k) under the Securities Act.
     Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.
     Section 2. Securities Subject to this Agreement.
     (a) Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.
     (b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each, a “Holder”) whenever such Person owns Transfer Restricted Securities. Holders may include one or more of the Initial Purchasers from time to time.
     Section 3. Registered Exchange Offer.
     (a) Unless the Exchange Offer shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 7(a) hereof have been complied with), each of the Company and the Guarantors shall use their reasonable best efforts to (i) cause to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 90 days after the Closing Date (or if such 90th day is not a Business Day, the next succeeding Business Day), a Registration Statement under the Securities Act relating to the Exchange Securities and the Exchange Offer, (ii) cause such Registration Statement to become effective at the earliest possible time, but in no event later than 180 days after the Closing Date (or if such 180th day is not a Business Day, the next succeeding Business Day), (iii) in connection with the foregoing, (A) file all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) if applicable, file a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Securities Act and (C) cause all necessary filings in connection with the registration and qualification of the Exchange Securities to be made under the state securities or blue sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) upon the effectiveness of such Registration Statement, commence the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the Exchange Securities to be offered in exchange for the Transfer Restricted Securities and to permit resales of Initial Securities held by Broker-Dealers as contemplated by Section 3(c) hereof.

     (b) The Company and the Guarantors shall cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 30 days (or longer if required by applicable law) after the date notice of the Exchange Offer is mailed to the Holders. The Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Exchange Securities shall be included in the Exchange Offer Registration Statement. The Company shall use its reasonable best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 210 days after the Closing Date (or if such 210th day is not a Business Day, the next succeeding Business Day).
     (c) The Company shall indicate in a “Plan of Distribution” section contained in the Prospectus forming a part of the Exchange Offer Registration Statement that any Broker-Dealer who holds Initial Securities that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company), may exchange such Initial Securities pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an “underwriter” within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Securities received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such “Plan of Distribution” section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such “Plan of Distribution” shall not name any such Broker-Dealer or disclose the amount of Initial Securities held by any such Broker-Dealer except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.
     Each of the Company and the Guarantors shall use its reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 7(c) hereof to the extent necessary to ensure that it is available for resales of Initial Securities acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement is declared effective and (ii) the date on which a Broker-Dealer is no longer required to deliver a prospectus in connection with market-making or other trading activities.
     The Company shall provide sufficient copies of the latest version of such Prospectus to Broker-Dealers promptly upon request at any time during such 180-day (or shorter as provided in the foregoing sentence) period in order to facilitate such resales.
     (d) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company, prior to the Consummation thereof, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any Person to participate in, a distribution of the Exchange Securities to be issued in the Exchange Offer, (C) it is acquiring the Exchange Securities in its ordinary course of business, (D) at the time of the commencement of the Exchange Offer, such Holder will have no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities in violation of the provisions of the Securities Act, and (E) if such Holder is a Broker-Dealer that will receive Exchange Securities for its own account in exchange for Transfer Restricted Securities that were acquired as a result of market-making or other trading activities, that it will deliver a Prospectus in connection with any resale of such Exchange Securities. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Company’s preparations for the Exchange Offer. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission’s letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (which may include any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Securities obtained by such Holder in exchange for Initial Securities acquired by such Holder directly from the Company.
     Section 4. Shelf Registration.
     (a) Shelf Registration. If (i) the Company is not required to file an Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 7(a) hereof have been complied with), (ii) for any reason the Exchange Offer is not Consummated within 210 days after the Closing Date (or if such 210th day is not a Business Day, the next succeeding Business Day), or (iii) with respect to any Holder of Transfer Restricted Securities which notifies the Company in writing prior to the 20th day following the Consummation of the Exchange Offer (A) such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, or (B) such Holder may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (C) such Holder is a Broker-Dealer and holds Initial Securities acquired directly from the Company or one of its affiliates, the Company and the Guarantors shall
     (x) cause to be filed a shelf registration statement pursuant to Rule 415 under the Securities Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the “Shelf Registration Statement”) as promptly as practicable, and in any event on or prior to the earliest to occur of (1) the 30th day after the date on which the Company determines that it is not required to file the Exchange Offer Registration Statement, (2) the 240th day after the Closing Date (in the case of clause (ii) above) (or if such 240th day is not a Business Day, the next succeeding Business Day) and (3) the 30th day after the date on which the Company receives notice from a Holder of Transfer Restricted Securities or an Initial Purchaser as contemplated by clause (iii) above (such earliest date being the “Shelf Filing Deadline”), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof; and
     (y) use their reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or before the 60th day after the Shelf Filing Deadline (or if such 60th day is not a Business Day, the next succeeding Business Day).
     Each of the Company and the Guarantors shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 7(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Transfer Restricted Securities by the Holders entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years following the effective date of such Shelf Registration Statement (or shorter period that will terminate when all the Initial Securities covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement).
     (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 Business Days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. By acquiring the Initial Securities, each Holder agrees to provide the indemnity set forth in Section 9(b) hereof with respect to the information such Holder furnishes to the Company expressly for use in any Shelf Registration Statement. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.
     (c) Issuer Free Writing Prospectuses. The Company represents that any Issuer Free Writing Prospectus will not include any information that conflicts with the information contained in the Shelf Registration Statement or the Prospectus and, any Issuer Free Writing Prospectus, when taken together with the information in the Shelf Registration Statement and the Prospectus, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
     Section 5. Additional Interest. If (i) the Exchange Offer Registration Statement or any Shelf Registration Statement required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) the Exchange Offer Registration Statement or any Shelf Registration Statement has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement (the “Effectiveness Target Date”), (iii) the Exchange Offer has not been Consummated on or prior to the date specified for such consummation in this Agreement or (iv) any Exchange Offer Registration Statement or Shelf Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose for more than 30 days (each such event referred to in clauses (i) through (iv), a “Registration Default”), the Company hereby agrees that the interest rate borne by the Transfer Restricted Securities shall be increased by 0.25% per annum during the 90-day period immediately following the occurrence of any Registration Default and shall increase by 0.25% per annum at the end of each subsequent 90-day period during which such Registration Default continues, but in no event shall such increase exceed 1.00% per annum. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the interest rate borne by the relevant Transfer Restricted Securities will be reduced to the original interest rate borne by such Transfer Restricted Securities; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Transfer Restricted Securities shall again be increased pursuant to the foregoing provisions.
     All obligations of the Company and the Guarantors set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full. Notwithstanding the foregoing, (i) the amount of additional interest payable shall not increase because more than one Registration Default has occurred and is pending, and (ii) a Holder of Transfer Restricted Securities or Exchange Securities who is not entitled to the benefits of the Shelf Registration Statement shall not be entitled to additional interest with respect to a Registration Default that pertains to the Shelf Registration Statement.
     Section 6. Market-Making Registration.
     (a) For the sole benefit of Credit Suisse Securities (USA) LLC (in such capacity, the “Market-Maker”) or any of its affiliates (as defined in the rules and regulations of the Commission), so long as (x) any of the Transfer Restricted Securities or Exchange Securities are outstanding and (y) the Market-Maker or any of its affiliates is an affiliate of the Company, the Guarantors or any of their respective affiliates and the Market-Maker proposes to make a market in the Transfer Restricted Securities or Exchange Securities as part of its business in the ordinary course, the following provisions shall apply for the sole benefit of the Market-Maker:
     (i) The Company and the Guarantors shall file under the Securities Act a registration statement (which may be the Exchange Offer Registration Statement or the Shelf Registration Statement if permitted by the rules and regulations of the Commission), in a form reasonably acceptable to the Market-Maker (such filing, the “Market-Making Registration,” and such registration statement, the “Market-Making Registration Statement”). The Company and the Guarantors agree to use their reasonable best efforts to cause the Market-Making Registration Statement to be declared effective on or prior to (i) the date the Exchange Offer is completed pursuant to Section 3 above or

     (ii) the date the Shelf Registration becomes or is declared effective pursuant to Section 4 above, and to keep such Market-Making Registration Statement continuously effective for so long as the Market-Maker may be required to deliver a Prospectus in connection with transactions in the Securities or the Exchange Securities, as the case may be. In the event that the Market-Maker holds Securities at the time an Exchange Offer is to be conducted under Section 3 above, the Company and the Guarantors agree that the Market-Making Registration shall, if permitted by Commission rules and regulations, provide for the resale by the Market-Maker of such Securities and shall be kept continuously effective for so long as the Market-Maker may be required to deliver a Prospectus in connection with the sale of such Securities. The Company and the Guarantors further agree to supplement or make amendments to the Market-Making Registration Statement, as and when required by the rules, regulations or instructions applicable to the registration form used by the Company and the Guarantors for such Market-Making Registration Statement, and the Company and the Guarantors agree to furnish to the Market-Maker copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission.
     (ii) Notwithstanding the foregoing, the Company may suspend the offering and sale under the Market-Making Registration Statement for a period or periods that the Board of Directors of the Company reasonably determines to be advisable for valid business reasons, but in any event not to exceed 60 days (or such period as otherwise acceptable to the Market-Maker) in each year during which the Market-Making Registration Statement is required to be effective and usable hereunder (measured from the effective time of the Market-Making Registration Statement to successive anniversaries thereof) if (A) (i) the Board of Directors of the Company determines in good faith that such action is in the best interests of the Company or (ii) the Market Making Registration Statement, Prospectus or amendment or supplement thereto contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) the Company notifies the Market-Maker within five days after such Board of Directors makes the relevant determination set forth in clause (A).
     (iii) The Company shall notify the Market-Maker (A) when any post-effective amendment to the Market-Making Registration Statement or any amendment or supplement to the related Prospectus has been filed, and, with respect to any post-effective amendment, when the same has become effective; (B) of any request by the Commission for any post-effective amendment to the Market-Making Registration Statement, any supplement or amendment to the related Prospectus or for additional information; (C) the issuance by the Commission of any stop order suspending the effectiveness of the Market-Making Registration Statement or the initiation of any proceedings for that purpose; (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Transfer Restricted Securities or Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose; and (E) within 5 days after the happening of any event that results in the Market-Making Registration Statement, the related Prospectus or any amendment or supplement containing an untrue statement of a material fact or omitting to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
     (iv) If any event contemplated by Section 6(a)(iii)(B) through (E) occurs during the period for which the Company and the Guarantors are required to maintain an effective Market-Making Registration Statement, the Company and the Guarantors shall promptly prepare and file with the Commission a post-effective amendment to the Market-Making Registration Statement or a supplement to the related Prospectus or file any other required document so that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (v) In the event of the issuance of any stop order suspending the effectiveness of the Market-Making Registration Statement or of any order suspending the qualification of the Transfer Restricted Securities or Exchange Securities for sale in any jurisdiction, the Company and the Guarantors shall promptly use their reasonable best efforts to obtain its withdrawal.
     (vi) The Company shall furnish to the Market-Maker, without charge, (i) at least one conformed copy of the Market-Making Registration Statement and any post-effective amendment thereto; and (ii) as many copies of the related Prospectus and any amendment or supplement thereto as the Market-Maker may reasonably request.
     (vii) The Company and the Guarantors shall consent to the use of the Prospectus contained in the Market-Making Registration Statement or any amendment or supplement thereto by the Market-Maker in connection with its market-making activities.
     (viii) Notwithstanding the foregoing provisions of this Section 6, the Company may for valid business reasons, including without limitation, a potential acquisition, divestiture of assets or other material corporate transaction, or if required under the Securities Act or Exchange Act, issue a notice that the Market-Making Registration Statement is no longer effective or the Prospectus included therein is no longer usable for offers and sales of Transfer Restricted Securities or Exchange Securities and may issue any notice suspending use of the Market-Making Registration Statement required under applicable securities laws to be issued for so long as valid business reasons exist and the Company shall not be obligated to amend or supplement the Market-Making Registration Statement or the Prospectus included therein until it reasonably deems appropriate. The Market-Maker agrees that upon receipt of any notice from the Company pursuant to this Section 6(a)(viii), it will discontinue use of the Market-Making Registration Statement until receipt of copies of the supplemented or amended Prospectus relating thereto and until advised in writing by the Company that the use of the Market-Making Registration Statement may be resumed.
     (b) In connection with the Market-Making Registration, the Company shall (i) make reasonably available for inspection by a representative of, and counsel acting for, the Market-Maker all relevant financial and other records, pertinent corporate documents and properties of the Company and the Guarantors and (ii) use its reasonable best efforts to have its officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative or counsel or the Market-Maker.
     (c) Prior to the effective date of the Market-Making Registration Statement, the Company and the Guarantors will use their reasonable best efforts to register or qualify such Transfer Restricted Securities or Exchange Securities for offer and sale under the securities or blue sky laws of such jurisdictions as the Market-Maker reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Transfer Restricted Securities or Exchange Securities covered by the Market-Making Registration Statement; provided that the Company and the Guarantors will not be required to qualify generally to do business in any jurisdiction where they are not then so qualified or to take any action which would subject them to general service of process or to taxation in any such jurisdiction where they are not then so subject.
     (d) The Company represents that the Market-Making Registration Statement, any post-effective amendments thereto, any amendments or supplements to the related Prospectus and any documents filed by them under the Exchange Act will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder and will not, as of the effective date of such Market-Making Registration Statement or post-effective amendments and as of the filing date of amendments or supplements to such Prospectus or filings under the Exchange Act, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Market-Making Registration Statement or the related Prospectus in reliance upon and in conformity with written information furnished to the Company by the Market-Maker specifically for inclusion therein, which information the parties hereto agree will be limited to the statements concerning the market-making activities of the Market-Maker to be set forth on the cover page and in the “Plan of Distribution” section of the Prospectus (the “Market-Maker’s Information”).
     (e) At the time of effectiveness of the Market-Making Registration Statement (unless it is the same as the time of effectiveness of the Exchange Offer Registration Statement) and concurrently with each time the Market-Making Registration Statement or the related Prospectus shall be amended or such Prospectus shall be supplemented, the Company shall notify the Market-Maker and its counsel that:
     (i) the Market-Making Registration Statement has been declared effective;
     (ii) in the case of an amendment or supplement, such amendment has become effective under the Securities Act, and if required, such amendment or supplement to the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Securities Act; and
     (iii) if requested by the Market-Maker after notice has been provided pursuant to clauses (i) or (ii) above, as of the date of the Market-Making Registration Statement, amendment or supplement, as applicable, the Market-Making Registration Statement and the Prospectus, as amended or supplemented, if applicable, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
     (f) The Company and the Guarantors, on the one hand, and the Market-Maker, on the other hand, hereby agree to indemnify each other, and, if applicable, contribute to the other, in accordance with Section 9 of this Agreement.
     (g) The Company and the Guarantors will comply with the provisions of this Section 6 at their own expense and will reimburse the Market-Maker for its reasonable expenses associated with this Section 6 (including reasonable fees of counsel).
     (h) The agreements contained in this Section 6 and the representations, warranties and agreements contained in this Agreement shall survive all offers and sales of the Transfer Restricted Securities or Exchange Securities and shall remain in full force and effect for so long as any of the Transfer Restricted Securities or Exchange Securities are outstanding, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.
     (i) For purposes of this Section 6, any reference to the terms “amend,” “amendment” or “supplement” with respect to the Market-Making Registration Statement or the Prospectus contained therein shall be deemed to refer to and include the filing under the Exchange Act of any document deemed to be incorporated therein by reference.
     Section 7. Registration Procedures.
     (a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Company and the Guarantors shall comply with all of the provisions of Section 7(c) hereof, shall use their reasonable best efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof.
     (b) Shelf Registration Statement. In connection with the Shelf Registration Statement, each of the Company and the Guarantors shall comply with all the provisions of Section 7(c) hereof and shall use its reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto each of the Company and the Guarantors will as expeditiously as possible prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof.
     (c) General Provisions. In connection with any Exchange Offer Registration Statement, any Shelf Registration Statement and any Prospectus related thereto required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Exchange Offer Registration Statement, any Shelf Registration Statement and the related Prospectus required to permit resales of Initial Securities by Broker-Dealers), each of the Company and the Guarantors shall:

     (i) use its reasonable best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements (including, if required by the Securities Act or any regulation thereunder, financial statements of the Guarantors) for the period specified in Section 3 or 4 hereof, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its reasonable best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;
     (ii) prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the provisions of Rules 424 and 430A under the Securities Act, to the extent applicable, in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;
     (iii) advise the underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or blue sky laws, each of the Company and the Guarantors shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;
     (iv) furnish without charge to each of the Initial Purchasers, each selling Holder named in any Registration Statement, and each of the underwriter(s), if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review and comment of such Holders and underwriter(s) in connection with such sale, if any, for a period of at least three Business Days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which an Initial Purchaser of Transfer Restricted Securities covered by such Registration Statement or the underwriter(s), if any, shall reasonably object in writing within three Business Days after the receipt thereof (such objection to be deemed timely made upon confirmation of telecopy transmission within such period). The objection of an Initial Purchaser or underwriter, if any, shall be deemed to be reasonable if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;
     (v) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the Initial Purchasers, each selling Holder named in any Registration Statement, and to the underwriter(s), if any, make the Company’s and the Guarantors’ management, officers and other representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriter(s), if any, reasonably may request;
     (vi) make available at reasonable times for inspection by the Initial Purchasers, the managing underwriter(s), if any, participating in any disposition pursuant to such Registration Statement and any attorney or accountant retained by such Initial Purchasers or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of each of the Company and the Guarantors and cause the Company’s and the Guarantors’ officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness and to participate in meetings with investors to the extent requested by any Holder, the Initial Purchasers or the managing underwriter(s), if any;
     (vii) if requested by any selling Holders or the underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the “Plan of Distribution” of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;
     (viii) cause the Transfer Restricted Securities covered by the Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Securities covered thereby or the underwriter(s), if any;
     (ix) furnish to each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including financial statements and schedules, all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);
     (x) deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; each of the Company and the Guarantors hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;
     (xi) enter into such agreements (including an underwriting agreement), and make such representations and warranties, and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement, all to such extent as may be requested by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement; and whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, each of the Company and the Guarantors shall:
     (A) furnish to each Initial Purchaser, each selling Holder and each underwriter, if any, in such substance and scope as they may request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of the Consummation of the Exchange Offer and, if applicable, the effectiveness of the Shelf Registration Statement:
     (1) a certificate, dated the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, signed by (y) the President or any Vice President and (z) a principal financial or accounting officer of each of the Company and the

Guarantors, confirming, as of the date thereof, the matters set forth in paragraphs (i), (ii) and (iii) of Section 5(e) of the Purchase Agreement and such other matters as such parties may reasonably request;
     (2) an opinion, dated the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Company and the Guarantors, covering the matters set forth in Section 5(c) of the Purchase Agreement and such other matter as such parties may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company and the Guarantors, representatives of the independent public accountants for the Company and the Guarantors, representatives of the underwriter(s), if any, and counsel to the underwriter(s), if any, in connection with the preparation of such Registration Statement and the related Prospectus and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing, no facts came to such counsel’s attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective, and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data and statistical data derived from such financial statements, notes and schedules and other financial, oil and gas reserves or prospects or production data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and
     (3) a customary comfort letter, dated the date of effectiveness of the Shelf Registration Statement, from the Company’s independent accountants, in the customary form and covering matters of the type customarily requested to be covered in comfort letters by underwriters in connection with primary underwritten offerings, and covering or affirming the matters set forth in the comfort letters delivered pursuant to Section 5(a) of the Purchase Agreement, without exception;

     (B) set forth in full or incorporate by reference in the underwriting agreement, if any, the indemnification provisions and procedures of Section 9 hereof with respect to all parties to be indemnified pursuant to said Section; and
     (C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with Section 7(c)(xi)(A) hereof and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company or any of the Guarantors pursuant to this Section 7(c)(xi), if any.
     If at any time the representations and warranties of the Company and the Guarantors contemplated in Section 7(c)(xi)(A)(1) hereof cease to be true and correct, the Company or the Guarantors shall so advise the Initial Purchasers and the underwriter(s), if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing;
     (xii) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the state securities or blue sky laws of such jurisdictions as the selling Holders or underwriter(s), if any, may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that none of the Company or the Guarantors shall be required to register or qualify as a foreign corporation where it is not then so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not then so subject;
     (xiii) shall issue, upon the request of any Holder of Initial Securities covered by the Exchange Offer Registration Statement, Exchange Securities having an aggregate principal amount equal to the aggregate principal amount of Initial Securities surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such Exchange Securities to be registered in the name of such Holder or in the name of the purchaser(s) of such Exchange Securities, as the case may be; in return, the Initial Securities held by such Holder shall be surrendered to the Company for cancellation;
     (xiv) cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two Business Days prior to any sale of Transfer Restricted Securities made by such Holders or underwriter(s);
     (xv) use its reasonable best efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in Section 7(c)(xii) hereof;
     (xvi) if any fact or event contemplated by Section 7(c)(iii)(D) hereof shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading;
     (xvii) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of the Registration Statement covering such Transfer Restricted Securities and provide the Trustee under the Indenture with printed certificates for such Transfer Restricted Securities which are in a form eligible for deposit with the Depository Trust Company and take all other reasonable action necessary to ensure that all such Transfer Restricted Securities are eligible for deposit with the Depository Trust Company;
     (xviii) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any “qualified independent underwriter”) that is required to be retained in accordance with the rules and regulations of the NASD, and use its reasonable best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Securities to consummate the disposition of such Transfer Restricted Securities;
     (xix) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm commitment or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Registration Statement;
     (xx) cause the Indenture to be qualified under the Trust Indenture Act not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of Securities to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and to execute and use its reasonable best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner;
     (xxi) cause all Securities covered by the Registration Statement to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed if requested by the Holders of a majority in aggregate principal amount of Initial Securities or the managing underwriter(s), if any; and
     (xxii) provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act.
     Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 7(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 7(c)(xvi) hereof, or until it is advised in writing (the “Advice”) by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 7(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 7(c)(xvi) hereof or shall have received the Advice; provided, however, that no such extension shall be taken into account in determining whether Additional Interest is due pursuant to Section 5 hereof or the amount of such Additional Interest, it being agreed that the Company’s option to suspend use of a Registration Statement pursuant to this paragraph shall be treated as a Registration Default for purposes of Section 5 hereof.
     Section 8. Registration Expenses.
     (a) All expenses incident to the Company’s and the Guarantors’ performance of or compliance with this Agreement will be borne by the Company and the Guarantors jointly and severally, regardless of whether a Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees and expenses (including filings made by any Initial Purchaser or Holder with the NASD (and, if applicable, the fees and expenses of any “qualified independent underwriter” and its counsel that may be required by the rules and regulations of the NASD)); (ii) all fees and expenses of compliance with federal securities and state securities or blue sky laws; (iii) all expenses of printing (including printing certificates for the Exchange Securities to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company, the Guarantors and, subject to Section 8(b) hereof, the Holders of Transfer Restricted Securities; (v) all application and filing fees in connection with listing the Exchange Securities on a securities exchange or automated quotation system pursuant to the requirements thereof; and (vi) all fees and disbursements of independent certified public accountants of the Company and the

Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance).
     Each of the Company and the Guarantors will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company or the Guarantors.
     (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Company and the Guarantors, jointly and severally, will reimburse the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or resold pursuant to the “Plan of Distribution” contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Fried, Frank, Harris, Shriver & Jacobson LLP or such other counsel as may be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.
     Section 9. Indemnification.
     (a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless (i) each Holder (including, without limitation, the Initial Purchasers and the Market-Maker) and (ii) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Holder (any of the Persons referred to in this clause (ii) being hereinafter referred to as a “controlling person”) and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any Person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an “Indemnified Holder”), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including, without limitation, and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing, settling, compromising, paying or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Holder), joint or several, directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (including the Rule 430B Information) or Prospectus (or any amendment or supplement thereto) or any Issuer Free Writing Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of the Market-Maker, any breach by the Company or the Guarantors of their representations, warranties and agreements contained in Section 6 hereof, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any of the Holders furnished in writing to the Company by any of the Holders expressly for use therein. This indemnity agreement shall be in addition to any liability which the Company or any of the Guarantors may otherwise have.

     In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Holders with respect to which indemnity may be sought against the Company or the Guarantors, such Indemnified Holder (or the Indemnified Holder controlled by such controlling person) shall promptly notify the Company and the Guarantors in writing; provided, however, that the failure to give such notice shall not relieve any of the Company or the Guarantors of its obligations pursuant to this Agreement. Such Indemnified Holder shall have the right to employ its own counsel in any such action and the fees and expenses of such counsel shall be paid, as incurred, by the Company and the Guarantors (regardless of whether it is ultimately determined that an Indemnified Holder is not entitled to indemnification hereunder). The Company and the Guarantors shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Holders, which firm shall be designated by the Holders. The Company and the Guarantors shall be liable for any settlement of any such action or proceeding effected with the Company’s and the Guarantors’ prior written consent, which consent shall not be withheld unreasonably, and each of the Company and the Guarantors agrees to indemnify and hold harmless any Indemnified Holder from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Company and the Guarantors. The Company and the Guarantors shall not, without the prior written consent of each Indemnified Holder, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Holder is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Holder from all liability arising out of such action, claim, litigation or proceeding.
     (b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors and their respective directors, officers of the Company and the Guarantors who sign a Registration Statement, and any Person controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company or any of the Guarantors, and the respective officers, directors, partners, employees, representatives and agents of each such Person, to the same extent as the foregoing indemnity from the Company and the Guarantors to each of the Indemnified Holders, but only with respect to claims and actions based on information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement. In case any action or proceeding shall be brought against the Company, the Guarantors or their respective directors or officers or any such controlling person in respect of which indemnity may be sought against a Holder of Transfer Restricted Securities, such Holder shall have the rights and duties given the Company and the Guarantors, and the Company, the Guarantor, their respective directors and officers and such controlling person shall have the rights and duties given to each Holder by the preceding paragraph.
     (c) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under Section 9(a) or (b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities, judgments, actions or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Holders, on the other hand, from the Initial Placement (which in the case of the Company and the Guarantors shall be deemed to be equal to the total gross proceeds to the Company and the Guarantors from the Initial Placement), the amount of Additional Interest which did not become payable as a result of the filing of the Registration Statement resulting in such losses, claims, damages, liabilities, judgments actions or expenses, and such Registration Statement, or if such allocation is not permitted by applicable law, the relative fault of the Company and the Guarantors, on the one hand, and the Holders, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantors on the one hand and of the Indemnified Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any of the Guarantors, on the one hand, or the Indemnified Holders, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 9(a) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.
     The Company, the Guarantors and each Holder of Transfer Restricted Securities agree that it would not be just and equitable if contribution pursuant to this Section 9(c) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, none of the Holders (and its related Indemnified Holders) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total discount received by such Holder with respect to the Initial Securities exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute pursuant to this Section 9(c) are several in proportion to the respective principal amount of Initial Securities held by each of the Holders hereunder and not joint.
     Section 10. Rule 144A. Each of the Company and the Guarantors hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A under the Securities Act.
     Section 11. Participation in Underwritten Registrations. No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder’s Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.
     Section 12. Selection of Underwriters. The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker(s) and managing underwriter(s) that will administer such offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, however, that such investment banker(s) and managing underwriter(s) must be reasonably satisfactory to the Company.
     Section 13. Miscellaneous.
     (a) Remedies. Each of the Company and the Guarantors hereby agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.
     (b) No Inconsistent Agreements. Each of the Company and the Guarantors will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor any of the Guarantors has previously entered into any agreement granting any registration rights with respect to its securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s or any of the Guarantors’ securities under any agreement in effect on the date hereof.
     (c) Adjustments Affecting the Securities. The Company will not take any action, or permit any change to occur, with respect to the Securities that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.
     (d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has (i) in the case of Section 5 hereof and this Section 13(d)(i), obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities (excluding any Transfer Restricted Securities held by the Company or its Affiliates). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered; provided, however, that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Company shall obtain the written consent of each such Initial Purchaser with respect to which such amendment, qualification, supplement, waiver, consent or departure is to be effective. Any amendments, modifications, supplements, waivers or consents pursuant to Section 6 or any related sections shall require the written consent of the Market-Maker.
     (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:
     (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture;
     (ii) if to the Market-Maker:
Credit Suisse Securities (USA) LLC
1100 Louisiana Street
Houston, TX 77002
Phone: (713) 890-1400
Facsimile: (713) 890-1650
Attention: Phillip Pace
                    Managing Director

and
     (iii) if to the Company and the Guarantors:
6300 Bridge Point Parkway
Building 2, Suite 500
Austin, TX 78730
Phone: (512) 427-3300
Facsimile: (512) 427-3400

Attention: Warren Ludlow
                    General Counsel

With a copy to:

Thompson & Knight LLP
1700 Pacific Avenue, Suite 3300
Dallas, Texas 75201
Facsimile: (214) 969-1751
Attention: Joe Dannenmaier

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.
     Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.
     (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation, and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.
     (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
     (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
     (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW RULES THEREOF.
     (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.
     (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

BRIGHAM EXPLORATION COMPANY, a Delaware corporation

By:	/s/ Eugene B. Shepherd, Jr.

Name: Eugene B. Shepherd, Jr.
Title: Chief Financial Officer

BRIGHAM, INC., a Nevada corporation

By:	/s/ Eugene B. Shepherd, Jr.

Name: Eugene B. Shepherd, Jr.
Title: Chief Financial Officer

BRIGHAM OIL & GAS, L.P., a Delaware limited partnership

By:	BRIGHAM, INC.,
Its managing general partner

By:	/s/ Eugene B. Shepherd, Jr.

Name: Eugene B. Shepherd, Jr.
Title: Chief Financial Officer

     The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written:
BANC OF AMERICA SECURITIES LLC
CREDIT SUISSE SECURITIES (USA) LLC
GREENWICH CAPITAL MARKETS, INC.
BNP PARIBAS SECURITIES CORP.
HIBERNIA SOUTH COAST CAPITAL, INC.
NATEXIS BLEICHROEDER, INC.
By: Banc of America Securities LLC

By:	/s/ Lex Maultsby

Name: Lex Maultsby
Title: Managing Director